UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Reis, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The following correspondence is being sent beginning on May 7, 2008 to persons entitled to direct the voting of Reis, Inc. common stock that is held in three separate escrow accounts, in order to determine their voting instructions.
May 7, 2008
Re: Reis, Inc. — Important Voting Instructions with Respect to Shares Held in Escrow
Dear Fellow Reis Stockholder:
     As you are aware, in May 2007, Reis, Inc., a Delaware corporation (“Private Reis”), merged (the “Merger”) with and into a wholly-owned subsidiary of Wellsford Real Properties, Inc., which then changed its name to “Reis, Inc.” We will refer to the new Reis, Inc. as “Reis” in this letter.
     In connection with the Merger, a portion of the consideration (including shares of common stock of Reis (the “Escrowed Shares”)) received in the Merger by holders of Private Reis stock was placed in three separate escrow accounts (collectively, the “Escrow Accounts”), in order to satisfy potential indemnification claims arising following the Merger. One Escrow Account is maintained by Bryan Cave LLP, a national law firm, and the other two Escrow Accounts are maintained by The Bank of New York (collectively, the “Escrow Agents”). Pursuant to the merger agreement relating to the Merger and the escrow agreements governing the Escrow Accounts, the undersigned are designated to act as stockholder representatives with respect to, among other things, the Escrow Accounts. This includes the power to direct the Escrow Agents, who are the holders of record of the Escrowed Shares, on how to vote the Escrowed Shares attributable to you (“your Escrowed Shares”) based on your instructions.
     We are contacting you to receive instructions from you as to the voting of your Escrowed Shares.
     Enclosed with this letter are the following:
•	a copy of Reis’s Notice and Proxy Statement relating to the 2008 annual meeting;

•	a copy of Reis’s 2007 Annual Report to Stockholders; and

•	a “Letter of Instruction” on which you should indicate your voting instructions.
     If you do not return the Letter of Instruction, your Escrowed Shares will not be voted.
     In order to ensure proper voting of your Escrowed Shares, please arrange for delivery of the Letter of Instruction to us in the enclosed envelope (or by fax or email as indicated on the Letter of Instruction) no later than Thursday, May 22, 2008. This will ensure that we have sufficient time to direct the Escrow Agents prior to the annual meeting.
     The enclosed materials only relate to the Escrowed Shares in the Escrow Accounts. If you hold shares of Reis common stock outside of the Escrow Accounts, you should have received proxy materials directly from Reis’s transfer agent, Computershare, or through your broker (if you hold shares in a brokerage account). You should follow any instructions you received with respect to those shares. Please do not return the enclosed Letter of Instruction to Computershare or your broker. It must be returned to us in order to ensure proper action is taken.
     If you have any questions regarding the foregoing, please do not hesitate to contact either of us, or Reis’s General Counsel, Alex Simpson, at (212) 921-1122 x326.
Sincerely,
/s/ Lloyd Lynford
Lloyd Lynford
/s/ Jonathan Garfield
Jonathan Garfield

LETTER OF INSTRUCTION
REIS, INC.
FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS
THE FOLLOWING IS SOLICITED ON BEHALF OF THE STOCKHOLDER
REPRESENTATIVES, WITH RESPECT TO SHARES HELD IN ESCROW ACCOUNTS AT
BRYAN CAVE LLP AND THE BANK OF NEW YORK, AS MORE FULLY DESCRIBED IN
THE ACCOMPANYING COVER LETTER
The undersigned hereby directs Lloyd Lynford and Jonathan Garfield (the “Stockholder Representatives”), acting jointly (or otherwise as provided in Section 9.4 of the Agreement and Plan of Merger by and among Wellsford Real Properties, Inc., Reis Services, LLC and Reis, Inc. dated as of October 11, 2006), to direct the voting of all shares (the “Escrowed Shares”) of common stock of Reis, Inc., a Maryland corporation (the “Company”), attributable to the undersigned and held in escrow pursuant to those certain escrow agreements with Bryan Cave LLP and The Bank of New York (the “Escrow Agents”), at the 2008 Annual Meeting of Stockholders of the Company to be held on Thursday, May 29, 2008 at 10:00 a.m., local time, at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, 35th floor, New York, NY 10104, and at any adjournment(s) or postponement(s) thereof, to cast (or to direct the Escrow Agents to cast) on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting with respect to the Escrowed Shares and otherwise to represent (or to cause the Escrow Agents to represent) the undersigned with respect to the Escrowed Shares at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby revokes any Letter of Instruction or proxy previously given with respect to the Escrowed Shares.
The undersigned acknowledges receipt from the Company prior to execution of this Letter of Instruction of (i) a Notice of Annual Meeting of Stockholders, (ii) a proxy statement dated April 25, 2008 and (iii) the Company’s Annual Report to Stockholders for the year ended December 31, 2007.
THE VOTES DIRECTED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF THIS LETTER OF INSTRUCTION IS EXECUTED BUT NO SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH OF THE NOMINEES AND FOR PROPOSALS 2, 3 AND 4.
Please sign, date and return this Letter of Instruction promptly using the enclosed envelope.
Alternatively, you may either:
•	fax the opposite side of this Letter of Instruction to us c/o Alex Simpson, (212) 421-7442; or

•	scan it as a PDF file and email it to us c/o investorrelations@reis.com.

A. PROPOSALS — THE BOARD OF DIRECTORS HAS RECOMMENDED A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSALS 2-4.
1. Election of Directors:

Jeffrey H. Lynford***	FOR ☐	WITHHOLD ☐	Lloyd Lynford***	FOR ☐	WITHHOLD ☐

M. Christian Mitchell***	FOR ☐	WITHHOLD ☐	Michael J. Del Giudice**	FOR ☐	WITHHOLD ☐

Jonathan Garfield**	FOR ☐	WITHHOLD ☐	Douglas Crocker II*	FOR ☐	WITHHOLD ☐
*** For a three year term expiring at the 2011 annual meeting of stockholders.
** For a two year term expiring at the 2010 annual meeting of stockholders.
* For a one year term expiring at the 2009 annual meeting of stockholders.
2. Approval and adoption of the Reis, Inc. 2008 Omnibus Incentive Plan.
          FOR ☐          AGAINST ☐          ABSTAIN ☐
3. Approval and adoption of the Reis, Inc. 2008 Annual Incentive Compensation Plan.
          FOR ☐          AGAINST ☐          ABSTAIN ☐
4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.
          FOR ☐          AGAINST ☐          ABSTAIN ☐
B. NON-VOTING ITEMS
Change of Address

The sticker to the right lists your name and address and the number of Escrowed Shares attributable to you in the Escrow Accounts. Please mark any changes.	[AFFIX STICKER HERE]
C. AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. — DATE AND SIGN BELOW
Note: Please sign exactly as name appears hereon and date. If the rights to the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give full title under signature.

Date	Signature 1

Signature 2